EXHIBIT “C”
NOTICE TO EXERCISE CLAIMS AND TRACT OF
BLACKFLY EXPLORATION & MINING

-and-

NOTICE TO PURCHASE RESTRICTED COMMON SHARES OF
BIO-CARBON SOLUTIONS INTERNATIONAL, INC.

Bio-Carbon Solutions International, Inc. Hereby gives notice to exercise its option for the mineral rights as described under the terms and conditions of this Mineral Rights Assignment Agreement for the Tract, Claims and Map Sheet, situated at or near Warwick Mountain in the County of Colchester, described as:

MAP SHEET: 11 E 11 B

TRACT:          __79____

CLAIMS:        _____NO __________________________________

Shares Issued: _6,000,000______________, Restricted Common Shares of
Bio-Carbon Solutions International, Inc.

Date of Exercise:_October 23, 2011______________

Matthew Sacco and/or his assigns hereby agrees to purchase ___6,000,0000_________, Restricted Common Shares of Bio-Carbon Solutions International, Inc. for the assignment of the Mineral Rights as described in the table above.

BIO-CARBON SOLUTIONS INTERNATIONAL, INC.

By: /s/ Luc C Duchesne
	Date:	October 23, 2011

Dr. Luc C. Duchesne, President & CEO

MATTHEW SACCO

By: /s/ Matthew Sacco
	Date:	October 23, 2011

Matthew Sacco

EXHIBIT “C”
NOTICE TO EXERCISE CLAIMS AND TRACT OF
CLEAR LAKE RESOURCES INC

-and-

NOTICE TO PURCHASE RESTRICTED COMMON SHARES OF
BIO-CARBON SOLUTIONS INTERNATIONAL, INC.

Bio-Carbon Solutions International, Inc. Hereby gives notice to exercise its option for the mineral rights as described under the terms and conditions of this Mineral Rights Assignment Agreement for the Tract, Claims and Map Sheet, situated at or near Warwick Mountain in the County of Colchester, described as:

MAP SHEET: 11 E 11 B

TRACT:          ___64___

CLAIMS:        _AHJQ_______________________

Shares Issued: ___7,500,000_________________, Restricted Common Shares of
Bio-Carbon Solutions International, Inc.

Date of Exercise:__October 23, 2011______________

Matthew Sacco and/or his assigns hereby agrees to purchase __7,500,000______________, Restricted Common Shares of Bio-Carbon Solutions International, Inc. for the assignment of the Mineral Rights as described in the table above.

BIO-CARBON SOLUTIONS INTERNATIONAL, INC.

By: /s/ Luc C Duchesne
	Date:	October 23, 2011

Dr. Luc C. Duchesne, President & CEO

MATTHEW SACCO

By: /s/ Mathew Sacco
	Date:	October 23, 2011

Matthew Sacco